                                                                     Exhibit 4.1


                           THIRD AMENDMENT AND CONSENT


     THIRD AMENDMENT AND CONSENT (this "Amendment"), dated as of January 19, 1999, among HARRAH'S ENTERTAINMENT, INC., a Delaware corporation ("Parent"), HARRAH'S OPERATING COMPANY, INC., a Delaware corporation (the "Company"), MARINA ASSOCIATES, a partnership organized under the laws of New Jersey ("Marina"), the lenders party to the Credit Agreements referred to below (the "Banks"), Canadian Imperial Bank of Commerce and Societe GeneralE, as Co-Syndication Agents (the "Co-Syndication Agents"), Bank of America National Trust and Savings Association, as Documentation Agent (the "Documentation Agent"), and BANKERS TRUST COMPANY, as Administrative Agent (the "Administrative Agent"). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the 5-Year Credit Agreement or the 364-Day Credit Agreement, as the case may be, referred to below.

                              W I T N E S S E T H:


     WHEREAS, Parent, the Company, Marina, the Banks, the Co-Syndication Agents, the Documentation Agent and the Administrative Agent are parties to a Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995 and further amended and restated as of April 1, 1998 (as amended, modified or supplemented through, but not including, the date hereof, the "5-Year Credit Agreement");

     WHEREAS, Parent, the Company, Marina, the Banks, the Co-Syndication Agents, the Documentation Agent and the Administrative Agent are parties to a Credit Agreement, dated as of June 9, 1995 and amended and restated as of April 1, 1998 (as amended, modified or supplemented through, but not including, the date hereof, the "364-Day Credit Agreement" and, together with the 5-Year Credit Agreement, the "Credit Agreements"); and

     WHEREAS, the parties hereto wish to amend and modify certain provisions of the Credit Agreements as herein provided;

     NOW, THEREFORE, it is agreed:

I.   RELEASE FROM COMPANY SUB/GUARANTY.

     1. The Banks hereby agree that from and after the Third Amendment Effective Date (as defined below), each Guarantor


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that is a Subsidiary of the Company shall, without any further action, be released from its obligations under the Company/Sub Guaranty.

II.  AMENDMENTS TO THE 5-YEAR CREDIT AGREEMENT.

     1. Section 8.11 of the 5-Year Credit Agreement is hereby amended by deleting the text contained therein in its entirety and inserting in lieu thereof the text "[intentionally omitted]".

     2. Section 9.02 of the 5-Year Credit Agreement is hereby amended by deleting clauses (vi) and (vii) appearing in said Section in their entirety and inserting the following clauses (vi) and (vii) in lieu thereof:

          "(vi) any Subsidiary of the Company may be merged or consolidated with or into any other Subsidiary of the Company so long as in the case of any such merger or consolidation involving a Wholly-Owned Subsidiary of the Company, the Wholly-Owned Subsidiary is the surviving corporation of such merger or consolidation;

          (vii) any Subsidiary of the Company may transfer assets to the Company or to any Wholly-Owned Subsidiary of the Company;".

     3. Section 9.04(x) of the 5-Year Credit Agreement is hereby amended by deleting the text "and its other Subsidiaries" appearing in clause (ii) of said Section.

     4. Section 9.04 of the 5-Year Credit Agreement is hereby further amended by deleting the text "and its Subsidiaries" in each instance such text appears in clause (xii) of said Section and inserting in each such instance the text "and the Company" in lieu thereof.

III. AMENDMENTS TO 364-DAY CREDIT AGREEMENT.

     1. Section 7.11 of the 364-Day Credit Agreement is hereby amended by deleting the text contained therein in its entirety and inserting in lieu thereof the text "[intentionally omitted]".

     2. Section 8.02 of the 364-Day Credit Agreement is hereby amended by deleting clauses (vi) and (vii) appearing in said Section in their entirety and inserting the following clauses (vi) and (vii) in lieu thereof:


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                  "(vi) any Subsidiary of the Company may be merged or
         consolidated with or into any other Subsidiary of the Company so long as in the case of any such merger or consolidation involving a Wholly-Owned Subsidiary of the Company, the Wholly-Owned Subsidiary is the surviving corporation of such merger or consolidation;

                  (vii) any Subsidiary of the Company may transfer assets to the Company or to any Wholly-Owned Subsidiary of the Company;".

                  3. Section 8.04(x) of the 364-Day Credit Agreement is hereby amended by deleting the text "and its other Subsidiaries" appearing in clause
(ii) of said Section.

                  4. Section 8.04 of the 364-Day Credit Agreement is hereby further amended by deleting the text "and its Subsidiaries" in each instance such text appears in clause (xii) of said Section and inserting in each such instance the text "and the Company" in lieu thereof.

IV.  MISCELLANEOUS.

                  1. In order to induce the Banks to enter into this Amendment, Parent and each Borrower hereby represent and warrant that (x) no Default or Event of Default exists on the Third Amendment Effective Date, both before and after giving effect to this Amendment and (y) all of the representations and warranties contained in each Credit Agreement shall be true and correct in all material respects on and as of the Third Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood that any representation or warranty made as of a specified date shall be required to be true and correct in all material respects only as of such specific date).

                  2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreements or any other Credit Document.

                  3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Parent, the Company and the Administrative Agent.



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                  4. This Amendment and the rights and obligations of the
parties hereunder shall be construed in accordance with and governed by the law of the State of New York.

                  5. This Amendment shall become effective on the date (the "Third Amendment Effective Date") when Parent, the Borrowers and the Required Banks under, and as defined in, each Credit Agreement shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at the Notice Office.

                  6. From and after the Third Amendment Effective Date, all references in the Credit Agreements and the other Credit Documents to each Credit Agreement shall be deemed to be references to each such Credit Agreement as modified hereby.

                                      * * *






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                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                            HARRAH'S ENTERTAINMENT, INC.

                            By: /s/ Charles L. Atwood
                                ---------------------------
                                Name: Charles L. Atwood
                                Title: V.P. and Treasurer


                            HARRAH'S OPERATING COMPANY, INC.

                            By: /s/ Charles L. Atwood
                                ---------------------------
                                Name: Charles L. Atwood
                                Title: V.P. and Treasurer


                            MARINA ASSOCIATES

                            By: HARRAH'S ATLANTIC CITY, INC.,
                                a general partner

                            By: /s/ Stephen H. Brammell
                                ---------------------------
                                Name: Stephen H. Brammell
                                Title: Assistant Secretary


                            By: HARRAH'S NEW JERSEY, INC.,
                                a general partner

                            By: /s/ Stephen H. Brammell
                                ---------------------------
                                Name: Stephen H. Brammell
                                Title: Assistant Secretary


                            BANKERS TRUST COMPANY,
                            Individually and as Administrative Agent

                            By: /s/ Mary Kay Coyle
                                ---------------------------
                                Name:  Mary Kay Coyle
                                Title: Managing Director



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                            BANK OF AMERICA NATIONAL TRUST
                            AND SAVINGS ASSOCIATION,
                            Individually and as Documentation Agent

                            By: /s/ Scott L. Faber
                                ---------------------------
                                Name:  Scott L. Faber
                                Title: Vice President
                                       Bank of America NT&SA


                            SOCIETE GENERALE, Individually and as a
                            Co-Syndication Agent

                            By: /s/ Donald L. Schubert
                                ---------------------------
                                Name: Donald L. Schubert
                                Title: Managing Director


                            CANADIAN IMPERIAL BANK OF COMMERCE,
                            Individually and as Co-Syndication Agent

                            By: /s/ Carter W. Harned
                                ---------------------------
                                Name: Carter W. Harned
                                Title: Director
                                       CIBC Oppenheimer Corp.,
                                       AS AGENT


                            FLEET BANK, N.A.

                            By: /s/ John T. Harrison
                                ---------------------------
                                Name: John T. Harrison
                                Title: Senior Vice President


                            WELLS FARGO BANK, NATIONAL ASSOCIATION

                            By: /s/ Sue Fuller
                                ---------------------------
                                Name:  Sue Fuller
                                Title: Vice President


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                            WESTDEUTSCHE LANDESBANK
                            GIROZENTRALE, NEW YORK BRANCH

                            By:
                                ---------------------------
                                Name:
                                Title:


                            THE LONG-TERM CREDIT BANK OF JAPAN,
                            LIMITED, NEW YORK BRANCH

                            By: /s/ Akihiko Haruyama
                                ---------------------------
                                Name: Akihiko Haruyama
                                Title: Head of Southest Region


                            PNC BANK, NATIONAL ASSOCIATION

                            By: /s/ Gary W. Wessels
                                ---------------------------
                                Name: Gary W. Wessels
                                Title: Vice President


                            THE BANK OF NEW YORK

                            By: /s/ Ann Marie Hughes
                                ---------------------------
                                Name: Ann Marie Hughes
                                Title:


                            CREDIT LYONNAIS ATLANTA AGENCY

                            By:
                                --------------------------
                                Name:
                                Title:


                            DEUTSCHE BANK AG, acting through its
                            New York Branch and/or Cayman Islands
                            Branch

                            By: /s/ Alexander Karow
                                ---------------------------
                                Name: Alexander Karow
                                Title: Associate


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                            By: /s/ Stephan Wiedemann
                                ---------------------------
                                Name: Stephan Wiedemann
                                Title: Director


                            THE SUMITOMO BANK, LIMITED, ATLANTA
                            AGENCY

                            By: /s/ Gary Franke
                                ---------------------------
                                Name:  Gary Franke
                                Title: Vice President & Manager

                            THE MITSUBISHI TRUST & BANKING CORP.

                            By:
                                ---------------------------
                                Name:
                                Title:


                            U.S. BANK NATIONAL ASSOCIATION

                            By: /s/ David Walquist
                                ---------------------------
                                Name:  David Walquist
                                Title: Vice President


                            THE SANWA BANK, LIMITED, NEW YORK
                            BRANCH

                            By:
                                ---------------------------
                                Name:
                                Title:

                            ABN AMRO BANK N.V., SAN FRANCISO
                            BRANCH

                            By: ABN AMRO NORTH AMERICA, INC.,
                                as its Agent

                            By: /s/ Jeffrey A. French
                                ---------------------------
                                Name: Jeffrey A. French
                                Title: Group Vice President
                                       & Director


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

                           By: /s/ Michael M. Tolentino
                               ---------------------------
                               Name: Michael M. Tolentino
                               Title: Vice President


                           THE BANK OF NOVA SCOTIA

                           By: /s/ F.C.H. Ashby
                               ---------------------------
                               Name:  F.C.H. Ashby
                               Title: Senior Manager Loan
                                      Operations


                           COMMERZBANK AG, LOS ANGELES BRANCH

                           By: /s/ Werner Schmidbauer
                               ---------------------------
                               Name: Werner Schmidbauer
                               Title: Vice President


                           By: /s/ Karla Wirth
                               ---------------------------
                               Name:  Karla Wirth
                               Title: Assistant Treasurer


                           FIRST SECURITY BANK, N.A.

                           By: /s/ David P. Williams
                               ---------------------------
                               Name: David P. Williams
                               Title: Vice President


                           THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                           ATLANTA AGENCY

                           By: /s/ Koichi Hasegawa
                               ---------------------------
                               Name: Koichi Hasegawa
                               Title: Senior Vice President and
                                      Deputy General Manager


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                           THE TOKAI BANK, LIMITED, NEW YORK BRANCH

                            By:
                                ---------------------------
                                Name:
                                Title:


                           BANQUE NATIONALE DE PARIS, HOUSTON
                           AGENCY

                           By: /s/ Warren G. Parham
                               ---------------------------
                               Name: Warren G. Parham
                               Title: Vice President


                           MICHIGAN NATIONAL BANK

                           By: /s/ Jeffrey W. Billig
                               ---------------------------
                               Name: Jeffrey W. Billig
                               Title: Relationship Manager


                           FIRST NATIONAL BANK OF COMMERCE

                           By: /s/ Louis Ballero
                               ---------------------------
                               Name:  Louis Ballero
                               Title: Sr. VP


                           WACHOVIA BANK, N.A.

                           By: /s/ Karin E. Reel
                               ---------------------------
                               Name:  Karin E. Reel
                               Title: Vice President


                           FIRST AMERICAN NATIONAL BANK,
                           operating as, and successor in
                           interest by merger to, Deposit
                           Guaranty National Bank

                           By: /s/ Larry C. Ratzlaff
                               ---------------------------
                               Name: Larry C. Ratzlaff
                               Title: Senior Vice President



                                      -10-
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                            FIRST TENNESSEE BANK NATIONAL
                            ASSOCIATION

                            By: /s/ James H. Moore, Jr.
                                ---------------------------
                                Name: James H. Moore, Jr.
                                Title: Vice President -
                                       National Department


                            By:
                                ---------------------------
                                Name:
                                Title:


                            THE DAI-ICHI KANGYO BANK, LTD.

                            By: /s/ Bertram H. Tang
                                ----------------------------
                                Name: Bertram H. Tang
                                Title: Vice President & Group
                                       Leader


                            HIBERNIA NATIONAL BANK

                            By: /s/ Ross S. Wales
                                ---------------------------
                                Name:  Ross S. Wales
                                Title: Vice President


                            ERSTE BANK DER OESTERREICHISCHEN
                            SPARKASSEN AG

                            By: /s/ David Manheim
                                ---------------------------
                                Name:  David Manheim
                                Title: Assistant Vice President
                                       Erste Bank, New York
                                       Branch


                            By: /s/ John S. Runnion
                                ---------------------------
                                Name: John S. Runnion
                                Title: First Vice President


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                            SUNTRUST BANK, NASHVILLE, N.A.

                            By: /s/
                                ---------------------------
                                Name:
                                Title:


                            By:
                                ---------------------------
                                Name:
                                Title:


                            NBD BANK, N.A.

                            By: /s/ William C. Corrigan
                                ---------------------------
                                Name: William C. Corrigan
                                Title: Vice President


                            COMMERICA BANK

                            By: /s/ Eoin P. Collins
                                ---------------------------
                                Name: Eoin P. Collins
                                Title: Account Officer





                                      -12-